Contingencies and litigations	6 Months Ended
Jun. 30, 2025
Commitments And Contingencies [Abstract]
Contingencies and litigations

Note 19	Contingencies and litigations
Following the merger of Vivalis SA and Intercell AG in 2013, former Intercell shareholders challenged the cash compensation and the share exchange ratio in court.
A court-appointed expert largely upheld the original exchange ratio but recommended higher cash compensation with final opinions issued through April 2023.
Nonetheless, the final outcome will depend on the court’s position on specific legal points and the Court has not made a decision yet. The Company therefore assessed the probability of several scenarios and decided to hold a provision of €5.2 million to cover the reassessed risk and potential legal costs (December 31, 2024: €5.2 million).